Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Commitments and contingencies
25 Commitments and contingencies
The Company is committed to various operating leases for its premises. Expected future minimum lease payments, which also include future payments in connection with utility service agreements and future minimum sublease receipts under non-cancellable operating leases (subleases), as well as future payments in connection with service and manufacturing agreements, as at December 31, 2017 are as follows:

	Minimum lease payments	Minimum sublease receipts	Service and manufacturing
	$	$	$
Less than 1 year	448	(143)	403
1 - 3 years	633	(26)	283
4 - 5 years	105	—	259
More than 5 years	100	—	250
Total	1,286	(169)	1,195

Contingencies
In the normal course of operations, the Company may become involved in various claims and legal proceedings related to, for example, contract terminations and employee-related and other matters. No accruals have been recorded as at December 31, 2017 or 2016.
Class Action Lawsuit
The Company and certain of its former officers are defendants in a putative class action lawsuit brought on behalf of shareholders of the Company. The pending lawsuit is the result of the consolidation of several lawsuits, the first of which was filed on November 11, 2014. The plaintiffs filed their amended consolidated complaint on April 10, 2015. The amended complaint alleged violations of the Securities Exchange Act of 1934 in connection with allegedly false and misleading statements made by the defendants between August 30, 2011 and November 6, 2014 (the "Class Period"), regarding the safety and efficacy of Macrilen™ and the prospects for the approval of the Company's new drug application for the product by the FDA. The plaintiffs seek to represent a class comprised of purchasers of the Company's common shares during the Class Period and seek unspecified damages, costs and expenses and such other relief as determined by the Court.
On March 2, 2015, the lawsuits were consolidated into one class action, and a Lead Plaintiff and Lead Counsel were appointed. On April 10, 2015, Lead Plaintiff filed an Amended Complaint. On May 26, 2015, the Company filed a motion to dismiss the class action.
On September 14, 2015, the Court dismissed the lawsuit, but granted the plaintiffs leave to amend. In dismissing the lawsuit, the Court affirmed that the plaintiffs had failed to state a claim. On October 14, 2015, the plaintiffs filed a second amended complaint. The Company subsequently filed a motion to dismiss the second amended complaint. On March 2, 2016, the Court issued an order granting the Company's motion to dismiss the complaint in part and denying it in part. The Court dismissed certain of the Company's former officers from the lawsuit. The Court allowed the claim that the Company misrepresented and omitted material facts from its public statements during the Class Period to proceed against the Company and its former CEO, who departed in 2013, while dismissing such claims against other former officers. The Court also allowed a claim for "controlling person" liability to proceed against certain former officers.
The Company filed a motion for reconsideration of the Court's March 2, 2016 order on March 16, 2016 and filed an answer to the second amended complaint on April 6, 2016. On June 30, 2016, the Court issued an order denying the Company's motion for reconsideration. Lead Plaintiffs filed a motion for class certification on May 8, 2017, on which a hearing was held on July 20, 2017. The court granted the motion for class certification on February 28, 2018, which we appealed. We filed an interlocutory petition for review on March 14, 2018.  Lead Plaintiff’s opposition to the petition was due on Monday, March 26, 2018.
The Company's directors' and officers' insurance policies ("D&O Insurance") provide for reimbursement of certain costs and expenses incurred in connection with the defense of this lawsuit, including legal and professional fees, as well as other loss (damages, settlements, and judgments), if any, subject to certain policy exclusions, restrictions, limits, deductibles and other terms. The Company believes that the D&O Insurance applies to the purported class-action lawsuit; however, the insurers have issued standard reservations of rights letters reserving all rights under the D&O Insurance. Legal and professional fees are expensed as incurred, and no reserve is established for them. During the second quarter of 2016, the Company exceeded the deductible amount applicable to this claim. Therefore, the Company believes that the insurers will bear most of the costs for the Company's defense in future periods, subject to the Company's policy limits.
While the Company believes that it has meritorious defenses and intends to defend this lawsuit vigorously, management cannot currently predict the outcome of this suit or reasonably estimate any potential loss that may result from this suit. Accordingly, the Company has not recorded any liability related to the lawsuit. No assurance can be given with respect to the ultimate outcome of such proceedings, and the Company could incur substantial unreimbursed legal fees, damages, settlements, judgments, and other expenses in connection with these proceedings that may not qualify for coverage under, or may exceed the limits of, its applicable D&O Insurance and could have a material adverse impact on the Company's financial condition, results of operations, liquidity and cash flows.
Other lawsuits
In late July 2017, the Company terminated for cause the employment agreement of Mr. David A. Dodd, the former President and Chief Executive Officer and it also terminated the employment of Mr. Philip A. Theodore, the former Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary. All outstanding stock options held by both former officers were cancelled effective as of their respective termination dates, in accordance with the provisions of the Company's Stock Option Plan.
On August 3, 2017, the Company announced that it had filed a lawsuit against both Messrs. Dodd and Theodore for damages suffered by the Company for breach of confidence and/or breach of fiduciary duty in an amount to be determined prior to trial. The Company is also seeking, among other things, an injunction to prevent both Messrs. Dodd and Theodore (i) from continuing to use the Company's confidential and proprietary information without authorization and (ii) from mounting a proxy contest that will be premised upon the breaches of fiduciary and statutory duties and breaches of confidence alleged in the lawsuit. The Company engaged external counsel to conduct an internal investigation related to this lawsuit, which is still ongoing.
On December 21, 2017, Messrs. Dodd and Theodore brought a counterclaim against the Company and its Chair, Carolyn Egbert, in the amount of CAN$6.0 million alleging, among other things, that defamatory statements were made against Messrs. Dodd and Theodore. The Company and its Chair consider the counterclaim against them to be entirely without merit, and intend to vigorously defend against the counterclaim.
In August 2017, Mr. Dodd filed a lawsuit in the Court of Common Pleas of South Carolina against the Company for damages of approximately $1.7 million. He is also requesting that all of his outstanding stock options vest effective upon his termination date. The Company cannot predict at this time the final outcome or potential losses, if any, with respect to this lawsuit.
Cogas Consulting, LLC ("Cogas") filed a lawsuit against the Company in state court in Fulton County, Georgia on February 2, 2018. Cogas alleges that its employee (and sole shareholder) John Sharkey is entitled to a "success fee" commission on the Strongbridge License Agreement. Cogas is claiming damages in the form of a lost commission on the transaction. Cogas claims its commission is 5% on payments the Company receives within the first three years after January 14, 2018. Cogas alleges it is entitled to 5% of the $24 million Strongbridge already paid the Company, plus 5% of any royalty Strongbridge pays the Company through January 17, 2021. The Company plans to vigorously defend this matter.